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                                                                    EXHIBIT 99.5


                                    CONSENT

        I, Michael Cherkasky, consent in this Registration Statement on Form S-4 of The O'Gara Company to the inclusion of my name as a nominee for director of The O'Gara Company.


                                        /s/ Michael G. Cherkasky
                                        ---------------------------------
                                        Name: Michael G. Cherkasky